Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Interim Report of Integral Systems, Inc. (the “Company”) on Form 10-Q for the three months ended March 26, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William M. Bambarger, the Chief Financial Officer and Treasurer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM M. BAMBARGER, JR.
William M. Bambarger, Jr. Chief Financial Officer and Treasurer Date: May 5, 2010